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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 2, 1996
                Date of Report (Date of earliest event reported)

                              CRAY RESEARCH, INC.
             (Exact name of registrant as specified in its charter)

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          DELAWARE                        1-8028                       39-1161138
       (State or Other           (Commission File Number)     (IRS Employer Identification
       Jurisdiction of                                                    No.)
       Incorporation)
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                              665A LONE OAK DRIVE
                             EAGAN, MINNESOTA 55121
          (Address of principal executive offices, including zip code)

                                 (612) 452-6650
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

    (a) Cray Research, Inc. (the "Company") has been informed by Silicon Graphics, Inc. ("Parent") that at 5:01 P.M., New York City time, on April 2, 1996, Parent, through its wholly owned subsidiary, C Acquisition Corporation ("Acquisition"), accepted for purchase 19,218,735 shares of common stock, par value $1.00 per share (including the Common Share Purchase Rights issued pursuant to the Rights Agreement, as amended, dated May 15, 1989, between the Company and Norwest Bank Minnesota, N.A., as Rights Agent), of the Company (the "Common Stock") that had been validly tendered and not withdrawn pursuant to Acquisition's tender offer for 19,218,735 shares of Common Stock at $30.00 per share, net to the seller in cash (the "Offer"). The Offer was made pursuant to an Offer to Purchase, dated February 29, 1996, the related Letter of Transmittal and an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 25, 1996, by and among the Company, Parent and Acquisition.

    The consummation of the Offer and the acceptance for purchase of the shares of Common Stock by Acquisition pursuant thereto was announced in a press release of Parent dated April 2, 1996, a copy of which is filed as Exhibit 20.1 hereto and is incorporated herein by reference.

    The 19,218,735 shares of Common Stock purchased pursuant to the Offer constitute approximately 75% of the shares of Common Stock issued and outstanding as of February 29, 1996. Pursuant to the Merger Agreement, a special meeting of the Company's stockholders will be called to act on a second step merger to convert each remaining outstanding share of Common Stock into the right to receive one share of Parent Common Stock, par value $0.001 per share (the "Merger"). The approval of holders of a majority of all outstanding shares of Common Stock is required to approve the Merger. The approval by the Company's stockholders is assured because Acquisition now owns a majority of the outstanding shares of Common Stock and a vote of such shares in favor of the Merger is sufficient to ensure approval thereof. The Merger will be consummated as soon as practicable after such approval by the Company's stockholders and the satisfaction of the other conditions to the Merger set forth in the Merger Agreement.

    The aggregate purchase price for the 19,218,735 shares of Common Stock purchased pursuant to the Offer was $576,562,050. The Company has been advised that Acquisition obtained the funds to acquire the Common Stock through a capital contribution from Parent and that Parent obtained the necessary funds for such capital contribution from cash on hand and from its existing Credit Agreement, dated as of December 31, 1994, as amended (the "Credit Agreement"), between Parent and Bank of America, National Trust and Savings Association. The Credit Agreement contains usual and customary terms and conditions for agreements of this kind.

    On April 3, 1996, four members of the Board of Directors of the Company (the "Board") were replaced by four new directors nominated by Acquisition. The directors elected to the Board are Edward R. McCracken, Thomas A. Jermoluk, Stanley J. Meresman and William M. Kelly. Information with respect to each new director is included in Schedule I to Amendment No.1 to the Company's Solicitation/Recommendation Statement on Schedule 14D-9, dated March 6, 1996. The directors who were replaced are J. Phillip Samper, Philip G. Heasley, Robert
G. Potter and Jan H. Suwinski. Section 1.03 of the Merger Agreement provided that once Acquisition acquired a majority of the outstanding Shares pursuant to the Offer, Acquisition became entitled to designate a number of directors on the Board, rounded up to the next whole number, equal to its pro rata ownership of the Company. Accordingly, in addition to the foregoing new Board members, Acquisition may require the Company to either increase the size of the Board by adding up to five new members (who would be nominated by Acquisition) or replace up to three of the existing members of the Board with Acquisition's nominees.

    These changes to the Board were announced in a press release of the Company dated April 3, 1996, a copy of which is filed as Exhibit 20.2 hereto and is incorporated herein by reference.

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    (b)  To the  knowledge of the Company  there are no arrangements,  including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  EXHIBITS

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 EXHIBIT NO.                                                DESCRIPTION
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
        2.1    Agreement and Plan of Merger, dated as of February 25, 1996, among the Company, Acquisition and
               Parent (incorporated herein by reference to Exhibit 1 of the Company's Solicitation/Recommendation
               Statement on Schedule 14D-9, dated March 6, 1996).

       20.1    Press release of Parent dated April 2, 1996 regarding completion of the Offer.

       20.2    Press release of the Company dated April 3, 1996 regarding changes to its Board of Directors.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CRAY RESEARCH, INC.

Dated: April 10, 1996                     By /S/ STEVEN E. SNYDER
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                                          Steven E. Snyder
                                          CORPORATE CONTROLLER

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                                 EXHIBIT INDEX

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 EXHIBIT NO.                                           DESCRIPTION                                           PAGE NO.
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
        2.1    Agreement and Plan of Merger, dated as of February 25, 1996, among the Company, Acquisition and Parent (incorporated herein by reference to Exhibit 1 of the Company's
               Solicitation/Recommendation Statement on Schedule 14D-9, dated March 6, 1996)..............

       20.1    Press release of Parent dated April 2, 1996 regarding completion of the
               Offer......................................................................................

       20.2    Press release of the Company dated April 3, 1996 regarding changes to its Board of
               Directors..................................................................................
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